UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2005

                          TRINITY LEARNING CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Utah                            000-08924              73-0981865
--------------------------------------------------------------------------------
(State  or  other  jurisdiction   (Commission  File Number)    (IRS Employer
     of incorporation)                                       Identification No.)

               4101 International Parkway, Carrollton, Texas 75007
               ---------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (972) 309-4000

                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On March 31, 2006, Trinity Learning Corporation (the "Company") entered into a Securities Purchase Agreement with certain accredited investors for the issuance of up to an aggregate of $8,500,000 in face amount of 15% Senior Secured Convertible Debentures (the "Debentures") maturing March 31, 2010, and four year warrants (the "Warrants") to purchase an aggregate of 13,600,000 shares of common stock of the Company. The Debentures accrue interest at a rate of 15% per annum and the Company issued a face amount of $4,500,000 in Debentures and issued warrants to purchase an aggregate of 7,200,000 shares of common stock pursuant to the first closing which occurred on March 31, 2006.

     The Debentures are convertible into shares of the Company's common stock at a price equal to $0.25 per share. The Company is obligated to pay 1/24th of the face amount of the Debenture on the first of every month, starting March 31, 2008, which payment can be made in cash or in common stock of the Company. The Company may pay this amortization payment in cash or in stock at the lower of $0.25 per share (the "Set Price") or 80% of the volume weighted average price of the Company's stock for the twenty trading days prior to the repayment date. The Company's obligation to repay Debentures is secured by all of its assets, and the assets of its wholly owned subsidiary, Trinity Workplace Learning Corporation (the "Subsidiary"), pursuant to a certain Security Agreement which the Company and the Subsidiary entered into with the investors on March 31, 2006. In addition, the Company's Subsidiary entered into a Subsidiary Guarantee with the investors on March 31, 2006 pursuant to which the Subsidiary agreed to guarantee the Company's repayment of the Debentures to the investors.

     In the event of default, the investors may require payment, which shall be the greater of: (A) 130% of the principal amount of the Debenture to be prepaid, plus all accrued and unpaid interest thereon, or (B) the principal amount of the Debenture to be prepaid, divided by the conversion price on (x) the date the default amount is demanded or otherwise due or (y) the date the default amount is paid in full, whichever is less, multiplied by the volume weighted average price on (x) the date the default amount is demanded or otherwise due or (y) the date the default amount is paid in full, whichever is greater.

     The Warrants are exercisable into shares of the Company's common stock at a price equal 120% of closing bid price of the Company's common stock on the day that is one day prior to the initial closing date. If at any time after one year from the date of issuance of the Warrant, there is no effective registration statement registering the resale of the shares underlying the Warrant, then the Warrant may be exercised at such time by means of a cashless basis. The number of shares underlying the warrants equals 40% of the shares of common stock issuable on full conversion of the Debentures at the Set Price (as if the Debentures were so converted on March 31, 2006).

     The conversion price of the debentures and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the investors' position.

     The investors have agreed to restrict their ability to convert their debentures or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion of the Debentures does not exceed 4.99% or exercise of the Warrants does not exceed 9.99% of the then issued and outstanding shares of common stock.

     Further, we paid commissions of $405,000, a due diligence fee of $25,000, and issued 225,000 Warrants to the placement agent, a registered broker dealer firm, each as consideration for services performed in connection with the issuance of the Debentures and Warrants to the investors in the first closing pursuant to the Securities Purchase Agreement. The placement agent has no obligation to buy any Debentures or Warrants from us. In addition, we have agreed to indemnify the placement agent and other persons against specific liabilities under the Securities Act of 1933, as amended.

     The Company used a portion of the proceeds from the first closing to repay a portion of its outstanding Credit Facility with Instream Investment Partners, LLC ("Instream") dated as of July 13, 2005 in the aggregate amount of $2,089,583.24. Instream shall retain an aggregate amount of $2,551,169 currently being held by Instream as satisfaction of the remaining portion of the Credit Facility.

     The Company has agreed to file a registration statement with the Securities and Exchange Commission (the "Commission") within 45 days of the initial closing date to cover 130% of the shares issuable upon conversion of the Debentures and exercise of the Warrants. If the registration statement is not filed within such 45-day period or if the registration statement is not declared effective within 90 days from the initial closing date (120 days if the Commission reviews the registration statement), we are required to pay liquidated damages in cash to the investors in an amount equal to 1.5% of the face value of the Debentures per month, which liquidated damages shall not exceed 20% of the face value of the Debentures. The registration statement also will cover the future sale by placement agent of the shares issuable on exercise of the Warrants issued to the placement agent in connection with the transaction.

     The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the Company and their investment, the investors took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

ITEM  1.02  TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT.

     See  Item  1.01  above.

ITEM  2.03  CREATION  OF  A  DIRECT  FINANCIAL  OBLIGATION.

     See  Item  1.01  above.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     See  Item  1.01  above.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(A)     FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

Not  applicable.

(B)     PRO  FORMA  FINANCIAL  INFORMATION.

Not  applicable.

(C)     EXHIBITS.


EXHIBIT
 NUMBER                           DESCRIPTION
-------                           -----------
10.1 Securities Purchase Agreement dated as of March 31, 2006 by and among Trinity Learning Corporation and the investors.

10.2 Form of 15% Senior Secured Convertible Debenture of Trinity Learning Corporation.

10.3 Form of  Warrant  of  Trinity  Learning  Corporation.

10.4 Registration Rights Agreement dated as of March 31, 2006 by and among Trinity Learning Corporation and the investors.

10.5 Security Agreement dated as of March 31, 2006 by and among Trinity Learning Corporation, Trinity Workplace Learning Corporation and the investors.

10.6 Subsidiary Guarantee dated as of March 31, 2006 by Trinity Workplace Learning Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TRINITY  LEARNING  CORPORATION


Date:  April  3,  2006                          /s/  Patrick  Quinn
                                               --------------------
                                               Patrick  Quinn
                                               Chief  Financial  Officer